Amendment of Non-Fundamental Investment Policies

Resolutions for ESD
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby creates the following new investment
policy:
The Fund may invest in dollar
rolls.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current
investment policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated between Baa2 and B3 by
Moody's or between BBB and B- by
S&P.
and (b) creates the following new investment
policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated B3 or above by Moody's or B-
or above by S&P or equivalent
rating by any nationally recognized
statistical rating organization.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current investment policy:
Debt securities of emerging market
issuers of the type in which the
Fund will invest at least 80% of
its Managed Assets are generally
considered to have a credit quality
rated below investment grade by
internationally recognized credit
rating organizations such as
Moody's and S&P.
and (b) creates the following new
investment policy:
	The Fund will invest at least 80%
of its Managed Assets in debt
securities of issuers in emerging
market countries.

Resolutions for EFL
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current
investment policy:
Under normal market conditions, the
Fund will invest at least 65% of
its total assets in debt securities
of emerging market sovereign
issuers.  In addition, up to 35% of
the Fund's total assets may be
invested in debt securities of
emerging market corporate issuers
and high yield debt securities of
U.S. corporate issuers.
and (b) creates the following new investment
policy:
The Fund may also invest up to 20%
of its total assets in a broad
range of other U.S. and non-U.S.
fixed income securities, including,
but not limited to: corporate
bonds, loans, mortgage- and asset-
backed securities, preferred stock
and sovereign debt, derivative
instruments of the foregoing
securities and dollar rolls.  Such
securities may be rated high yield
(i.e., rated below investment grade
by any nationally recognized
statistical rating organization or,
if unrated, of equivalent quality
as determined by the manager).
Under normal circumstances, the
Fund will invest in securities of
issuers located in at least four
countries.
RESOLVED:	That to be effective September 15, 2007 the Fund
hereby removes the following current investment policy:
The debt securities in which the
Fund will invest will be rated, at
the time of investment, in the
categories "Ba" or "B" by Moody's
or "BB" or "B" by S&P or, if not
rated by Moody's or S&P, will be of
comparable quality as determined by
the Investment Adviser.

Resolutions for EMD
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby creates the following new investment
policy:
The Fund may also invest up to 20%
of its total assets in a broad
range of other U.S. and non-U.S.
fixed income securities, including,
but not limited to: corporate
bonds, loans, mortgage- and asset-
backed securities, preferred stock
and sovereign debt, derivative
instruments of the foregoing
securities and dollar rolls.  Such
securities may be rated high yield
(i.e., rated below investment grade
by a nationally recognized
statistical rating organization or,
if unrated, of equivalent quality
as determined by the manager).
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current
investment policy:
The Fund is subject to no
restrictions on the maturities of
the emerging market country debt
securities it holds; those
maturities may range from overnight
to 30 years.
and (b) creates the following new investment
policy:
The Fund is subject to no
restrictions on the maturities of
the emerging market country debt
securities it holds.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby removes the following current investment policy:
Emerging market country debt
securities of the type in which the
Fund will invest substantially all
of its assets are generally
considered to have a credit quality
rated below investment grade by
internationally recognized credit
rating organizations such as
Moody's and S&P.

Resolutions for EDF
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current
investment policy:
The Fund shall invest a minimum of
80% of its total assets in debt
securities of government and
government-related issuers located
in emerging market countries
(including participations in loans
between governments and financial
institutions), and of entities
organized to restructure
outstanding debt of such issuers.
and (b) creates the following new investment
policy:
The Fund shall invest a minimum of
80% of its total assets in debt
securities of government and
government related issuers located
in emerging market countries, of
entities organized to restructure
outstanding debt of such issuers
would remain, and debt of corporate
issuers in emerging market
countries.
The Fund may also invest up to 20%
of its total assets in a broad
range of other U.S. and non-U.S.
fixed income securities, including,
but not limited to: corporate
bonds, loans, mortgage- and asset-
backed securities, preferred stock
and sovereign debt, derivative
instruments of the foregoing
securities and dollar rolls.  Such
securities may be rated high yield
(i.e., rated below investment grade
by a nationally recognized
statistical rating organization or,
if unrated, of equivalent quality
as determined by the manager).
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby removes the following current investment
policy:
The Fund shall not invest more than
35% of its total assets in emerging
market corporate debt issuers.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current
investment policy:
The Fund is subject to no
restrictions on the maturities of
the emerging market country debt
securities it holds; those
maturities may range from overnight
to 30 years.
and (b) creates the following new investment
policy:
The Fund is subject to no
restrictions on the maturities of
the emerging market country debt
securities it holds.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby removes the following current investment policy:
The Fund's investments in emerging
market country debt securities may
generally be considered to have
credit quality below investment
grade as determined by
internationally recognized credit
rating agency organizations, such
as Moody's Investors  Service,
Inc., ("Moody's") and Standard &
Poor's Corporation ("S&P").

Resolutions for EHI
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current
investment policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated at least Ba3 to A2 by Moody's
or BB- to A by S&P.
and (b) creates the following new investment
policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated at least B3 by Moody's or B-
by S&P or equivalent rating from
any nationally recognized
statistical rating organization.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby removes the following current investment
policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated at least Ba3 to A2 by Moody's
or BB to A by S&P. The Fund may,
however, invest up to 80% of its
Managed Assets in below investment
grade fixed income securities.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby creates the following new investment policy:
There may be times during which, in
the judgment of Western Asset
Management Company, conditions in
the securities markets would make
pursuing the Fund's basic
investment strategy inconsistent
with the best interest of the
Fund's shareholders.  At such
times, and as a temporary defensive
strategy, Western Asset Management
Company may employ alternative
strategies, including investment of
all of the Fund's assets in
securities rated investment grade
by any nationally recognized
statistical rating organization, or
in unrated securities of comparable
quality.

Resolutions for GDF
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current investment policy:
The debt securities in which the
Fund invests  generally will be
rated,  at the time of investment,
in the categories "Ba" or "B" by
Moody's or "BB" or "B" by S&P or,
if not rated by Moody's or S&P,
will be of  comparable  quality as
determined by the Investment
Adviser.
and (b) creates the following new investment policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated at least B3 by Moody's or B-
by S&P or equivalent rating by any
nationally recognized statistical
rating organization.

Resolutions for HIF
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby creates the following new investment policy:
The Fund may invest in dollar
rolls, asset-backed securities and
mortgaged-backed securities.

Resolutions for HIX
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby creates the following new investment policy:
The Fund may invest in dollar
rolls, asset-backed securities and
mortgaged-backed securities.

Resolutions for HIO
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby creates the following new investment
policy:
The Fund may invest in dollar
rolls.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby removes the following current investment
policy:
The fund may not purchase
additional fixed income securities
rated by more than one rating
agency lower than B if more than
10% of assets are invested in such
securities.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current investment policy:
Notwithstanding the foregoing, the
fund may invest any amount of
assets in investment grade
securities when the difference in
yields between those securities and
lower-rated securities is
relatively narrow. In addition, the
fund may invest in investment grade
securities for temporary defensive
purposes. Investments in investment
grade securities may serve to
lessen a decline in net asset value
but may also affect the amount of
current income produced by the
fund, since the yields from such
securities are usually lower than
those from lower-rated securities.
The fund may also invest without
limitation in money market
instruments, including commercial
paper of domestic and foreign
corporations, certificates of
deposit, bankers' acceptances and
other obligations of banks,
repurchase agreements and short-
term obligations issued or
guaranteed by the United States
government or its agencies. The
yield on these securities will
generally be lower than the yield
on other securities purchased by
the fund.
and (b) creates the following new investment policy:
There may be times during which, in
the judgment of Western Asset
Management Company, conditions in
the securities markets would make
pursuing the Fund's basic
investment strategy inconsistent
with the best interest of the
Fund's shareholders.  At such
times, and as a temporary defensive
strategy, Western Asset Management
Company may employ alternative
strategies, including investment of
all of the Fund's assets in
securities rated investment grade
by any nationally recognized
statistical rating organization, or
in unrated securities of comparable
quality.

Resolutions for IMF
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes its current definition of
"emerging market country" as:
As used in this prospectus, an
"emerging market" country is any
country considered to be an
emerging market country by the
World Bank at the time of
investment. These countries
generally include every nation in
the world except the United States,
Canada, Japan, Australia, New
Zealand and most countries located
in Western Europe.
and (b) adopts the following definition of
"emerging market country" as:
any country which is, at the time
of the Fund's investment,
represented in the JPMorgan
Emerging Markets Bond Index Global
or categorized by the International
Bank for Reconstruction and
Development ("World Bank"), in its
annual categorization, as middle or
low-income.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current investment policy:
The average portfolio duration of
the Fund will normally be within
one to eight years, including the
effects of leverage which may
change from time to time, based on
the Investment Manager's forecast
for interest rates.
and (b) creates the following new investment policy:
Although the Fund may invest in
fixed income securities of any
maturity, the average modified
duration of the Fund is expected to
range within three years of that of
the Fund's stated benchmark.

Resolutions for MHY
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby creates the following new investment
policy:
The Fund may invest in dollar rolls
and mortgaged-backed securities.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby removes the following current investment
policy:
The portfolio may invest up to 20%
of its assets in securities rated
lower than B by a rating agency.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current investment policy:
When SSB Citi believes that
economic circumstances warrant a
temporary defensive posture, the
portfolio may invest without
limitation in short-term money
market instruments rated in the two
highest ratings categories by an
NRSRO, or, if unrated, of
comparable quality in the opinion
of SSB Citi. The portfolio may also
invest in money market instruments
to help defray operating expenses,
to serve as collateral in
connection with certain investment
techniques and to hold as a reserve
pending the payment of dividends to
investors. Money market instruments
in which the portfolio typically
expects to invest include: U.S.
government securities; bank
obligations (including certificates
of deposit, time deposits and
bankers' acceptances of U.S. or
foreign banks); commercial paper;
and repurchase agreements. To the
extent the portfolio invests in
short-term money market
instruments, it may not be pursuing
its investment objectives.
and (b) creates the following new investment policy:
There may be times during which, in
the judgment of Western Asset
Management Company, conditions in
the securities markets would make
pursuing the Fund's basic
investment strategy inconsistent
with the best interest of the
Fund's shareholders.  At such
times, and as a temporary defensive
strategy, Western Asset Management
Company may employ alternative
strategies, including investment of
all of the Fund's assets in
securities rated investment grade
by any nationally recognized
statistical rating organization, or
in unrated securities of comparable
quality.

Resolutions for SBW
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current
investment policy:
The Fund will not invest in
mortgage-backed securities.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current investment policy:
The debt securities in which the
Fund will invest generally will be
rated, at the time of investment,
in the categories "Ba" or "B" by
Moody's or "BB" or "B" by S&P or,
if not rated by Moody's or S&P,
will be of comparable quality as
determined by the Adviser.
and (b) creates the following new investment policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated at least B3 by Moody's or B-
by S&P or equivalent rating by any
nationally recognized statistical
rating organization.

Resolutions for ZIF
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby creates the following new investment
policy:
The Fund may invest in dollar
rolls.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby removes the following current investment
policy:
These securities are commonly known
as "junk bonds" because they are
rated in the lower categories by
nationally recognized rating
agencies (consisting of fixed-
income securities rated BB to as
low as C by Standard & Poor's
Rating Group, or S&P, or Ba to as
low as C by Moody's Investors
Services, Inc., or Moody's).
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby removes the following current investment
policy:
"High yield" fixed-income
securities, the generic name for
corporate bonds rated between BB
and C by S&P and between Ba and C
by Moody's, are frequently issued
by corporations in the growth
stages of their development, as a
result of corporate reorganizations
or as part of corporate takeovers.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby creates the following new investment
policy:
"High yield" fixed-income
securities (commonly known as "junk
bonds") are rated as below
investment grade (i.e., if it is
not rated Baa/BBB or above by at
least one nationally recognized
statistical rating organization,
or, if unrated, determined by
Western Asset Management Company to
be of comparable quality).
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby creates the following new investment policy:
There may be times during which, in
the judgment of Western Asset
Management Company, conditions in
the securities markets would make
pursuing the Fund's basic
investment strategy inconsistent
with the best interest of the
Fund's shareholders.  At such
times, and as a temporary defensive
strategy, Western Asset Management
Company may employ alternative
strategies, including investment of
all of the Fund's assets in
securities rated investment grade
by any nationally recognized
statistical rating organization, or
in unrated securities of comparable
quality.